Exhibit 99.1

RiotX Enters Agreement with Shift Markets for its U.S. Focused Cryptocurrency Exchange
RiotX to leverage Shift Markets proven trading platform

Fort Lauderdale, FL, November 21, 2018 /Accesswire/ -- Riot Blockchain, Inc. (NASDAQ: RIOT) (“the Company”) announced that its subsidiary RiotX Holdings Inc (“RiotX”) has entered into a Master Services Agreement (the “Agreement”) with Shift Markets, Ltd. (“Shift”) to provide RiotX with its crypto exchange platform. These services will enable RiotX to further execute its plans to launch a U.S. focused cryptocurrency exchange.
RiotX has been investigating and pursuing the regulatory pathway for the launch of a cryptocurrency exchange in the United States since the start of the year. The Agreement with Shift enables RiotX to offer a robust trading interface for real time trading of crypto assets.
RiotX, through its subsidiary Logical Brokerage Corp, is a futures introducing broker that is registered with the Commodity Futures Trading Commission (“CFTC”) and is a member of the National Futures Association (“NFA”)*.  RiotX is licensed with FinCEN as a Money Service Business, has obtained a Florida Money Transmitter License, and is actively pursuing additional state Money Transmitter Licenses.
*LOGICAL BROKERAGE CORP. IS A MEMBER OF NFA AND IS SUBJECT TO NFA'S REGULATORY OVERSIGHT AND EXAMINATIONS.  HOWEVER, YOU SHOULD BE AWARE THAT NFA DOES NOT HAVE REGULATORY OVERSIGHT AUTHORITY OVER UNDERLYING OR SPOT VIRTUAL CURRENCY PRODUCTS OR TRANSACTIONS OR VIRTUAL CURRENCY EXCHANGES, CUSTODIANS OR MARKETS.
About Riot Blockchain
Riot Blockchain is focused on building, operating, and supporting blockchain technologies.  Its primary operations consist of cryptocurrency mining, targeted development of exchange and mining pool platforms, along with other investments within the sector. For more information, visit:
http://www.RiotBlockchain.com/
About Shift Markets

Shift Markets provides cryptocurrency exchange solutions, brokerage trading technology, liquidity, risk management, compliance, and marketing services for clients. Shift’s Crypto Exchange Platform is a turn-key solution to start a white-label crypto exchange or brokerage. It offers real-time trading of crypto assets with multiple blockchain integrations to facilitate deposits and withdrawals. The platform is fully API based, enabling a variety of back end solutions and custom stylization for high visual impact. Additional features include full OMS, dedicated wallet nodes, matching engine, back office, flexible liquidity, and 24/7 support. For more information, visit:
https://shiftmarkets.com

About RiotX
RiotX is working to launch a cryptocurrency exchange initially serving select customers within the United States.  RiotX aims to simplify cryptocurrency for the masses and will be focused on providing retail customers a transparent and secure offering to transact in cryptocurrencies.
https://www.riotx.com/
Investor Notice
Investing in our securities involves a high degree of risk. Before making an investment decision, you should carefully consider the risks, uncertainties and forward-looking statements described under "Risk Factors" in Item 1A of our most recent Form 10-K for the fiscal year ended December 31, 2017 filed with the Securities and Exchange Commission (the "SEC") on April 17, 2018, as amended on Form 10-K/A on April 30, 2018 and June 29, 2018, and in periodic and current reports we file with the SEC.  If any of these risks were to occur, our business, financial condition or results of operations would likely suffer. In that event, the value of our securities could decline, and you could lose part or all of your investment. The risks and uncertainties we describe are not the only ones facing us. Additional risks not presently known to us or that we currently deem immaterial may also impair our business operations. In addition, our past financial performance may not be a reliable indicator of future performance, and historical trends should not be used to anticipate results in the future. See "Safe Harbor" below.
Safe Harbor
The information provided in this press release may include forward-looking statements relating to future events or the future financial performance of the Company. Because such statements are subject to risks and uncertainties, actual results may differ materially from those expressed or implied by such forward-looking statements. Words such as "anticipates," "plans," "expects," "intends," "will," "potential," "hope" and similar expressions are intended to identify forward-looking statements. These forward-looking statements are based upon current expectations of the Company and involve assumptions that may never materialize or may prove to be incorrect. Actual results and the timing of events could differ materially from those anticipated in such forward-looking statements as a result of various risks and uncertainties. Detailed information regarding factors that may cause actual results to differ materially from the results expressed or implied by statements in this press release relating to the Company may be found in the Company's periodic and current filings with the Securities and Exchange Commission, including the factors described in the sections entitled "Risk Factors", copies of which may be obtained from the SEC's website at www.sec.gov. The Company does not undertake any obligation to update forward-looking statements contained in this press release.
Media Contact:
PR@RiotBlockchain.com
Investor Contact:
IR@RiotBlockchain.com